American Century Capital Portfolios, Inc. Prospectus Supplement Equity Income Fund
Supplement dated March 29, 2013 ■ Prospectus dated August 1, 2012

The following replaces the first paragraph of the Purchase and Sale of Fund Shares section on page 5 of the prospectus.

The fund is generally closed to new investors other than those who (i) invest directly with American Century (where American Century is listed as the dealer of record); (ii) invest through certain financial intermediaries selected by American Century; or (iii) otherwise qualify for an exemption under American Century's closed fund policy.

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, or in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

The following replaces the first paragraph of the Closed Fund Policies section on page 17 of the prospectus.

Currently, the fund is only available for purchase by investors who invest directly with American Century (where American Century is listed as the dealer of record) or through certain financial intermediaries selected by American Century. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains as long as they own shares of the fund. The fund is generally closed to other investors; however, investors who meet any of the following criteria may invest in the fund:

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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